UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2021

CLEARBRIDGE

SMALL CAP FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Fund for the twelve-month reporting period ended October 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective June 16, 2021, the Fund no longer sells Class A2 shares. Following the close of business on June 24, 2021, all outstanding Class A2 shares were automatically converted into Class A shares of the Fund. Shareholders holding Class A2 shares at the time of conversion received Class A shares having an aggregate net asset value equal to the aggregate net asset value of their Class A2 shares immediately prior to the conversion. No sales load or other charges were imposed in connection with the conversion. The conversion is not expected to be a taxable event for federal income tax purposes. For additional information, please see the Fund’s prospectus supplement dated May 24, 2021.

II	ClearBridge Small Cap Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2021

ClearBridge Small Cap Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization companies or in other investments that we believe have similar economic characteristics. (The Fund does not currently intend to borrow for investment purposes.) Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed the highest month-end market capitalization value of any stock in the Russell 2000 Indexi for the previous twelve months.

The Fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. Under normal circumstances, the Fund’s investments may include equity securities of companies that we consider to be “special situations” at the time of purchase. We define special situations as companies undergoing unusual or possibly one-time developments that, in our opinion, make them attractive for investment. The Fund will not invest more than 20% of its total assets in securities of companies that, at the time of investment, are involved in reorganizations or restructurings in connection with bankruptcy proceedings. We follow a value discipline in selecting securities, and therefore seek to purchase securities at discounts to our assessment of their intrinsic value. The Fund may invest in foreign equity securities, including securities of emerging market issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities delivered robust performance during the twelve-month reporting period ended October 31, 2021, as the approval and subsequent rollout of multiple COVID-19 vaccines combined with accommodative monetary policy and ambitious fiscal spending helped the S&P 500 Indexii to a gain of 42.91%. Small caps bested this with a return of 50.80% for the Russell 2000 Index.

The broad market was led by cyclical1 stocks benefiting from the economic recovery, as reopened businesses, greater mobility and a healthy consumer encouraged spending and production, and high-growth technology stocks benefiting from strong secular trends as well as a lingering stay-at-home environment. More defensive, non-cyclical2 sectors trailed.

The reporting period began with positive developments for COVID-19 vaccines and resolution of the U.S. election, which led to a broadening of market leadership from the mega cap growth stocks that had soared during the height of pandemic lockdowns. Positive COVID-19 vaccine trial results from Pfizer/BioNTech and Moderna increased optimism about an eventual return to normal economic activity, sparking a rally in cyclical areas of the market. In the fourth quarter of 2020, value stocks, led by energy and financials, outperformed growth stocks for the first time since 2018. Stocks also benefited as Joe Biden won the race for president and looked set to govern with a small majority in Congress.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles, and other consumer services.

[2]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

ClearBridge Small Cap Fund 2021 Annual Report	1

Fund overview (cont’d)

Aggressive fiscal and monetary policies continued unabated in early 2021, helping support consumer demand that, combined with stop-and-start supply chain recovery as COVID-19 rippled through global regions, raised inflation concerns and led to soaring commodity prices. Despite waves of COVID-19 periodically offering a bid to tech stocks that would benefit from a stay-at-home environment, inflation worries led to a steepening yield curve, weighing on high-multiple growth stocks and supporting cyclicals. Amid easing business restrictions and accommodating fiscal and monetary policies, the U.S. economy picked up steam, with business confidence and new jobs numbers increasing steadily.

Markets wavered in September after the Delta variant of COVID-19 put a pause on recovery plays and higher inflation coincided with signals from the Federal Reserve Board that it would reduce its bond buying as early as November and potentially raise the federal funds rate in late 2022 or 2023. Equities delivered a flattish third quarter of 2021 as already- challenging labor and supply shortages and broad-based inflationary pressures intensified, weighing on industrials and materials companies. Energy felt crosswinds from a slowing Chinese economy even while global demand remained strong. Robust third-quarter 2021 corporate earnings, however, suggesting companies have largely been able to absorb inflationary pressures, led to strong gains in October and brought the reporting period to a close on a high note.

Q. How did we respond to these changing market conditions?

A. We responded to these changing conditions by remaining disciplined and investing according to our process. We seek to understand market expectations for future value creation so that we can select investments that we believe are undervalued using a probabilistic assessment of the fundamental valuation of companies under a wide variety of future scenarios.

We were active in adjusting the portfolio in a volatile year that opened opportunities. The largest new position at the end of the reporting period was Olin, a global leader in chemical products and manufacturing in the industrials sector. As commodity markets strengthen, we believe new management at Olin can structurally change the profitability of its chlor-alkali business in the U.S., following its combination with Dow’s chlor-alkali assets. We also bought Goodyear Tire & Rubber, an auto parts company that makes, distributes, and sells tires and should enjoy pricing power amid tariffs on tire imports and synergies from its acquisition of Cooper Tire & Rubber. Another larger position initiated during the period was Vista Outdoor, a manufacturer of a wide range of products serving the outdoor sports and recreation markets in the consumer discretionary sector. The company has capitalized on strong demand for ammunition and continues to deliver higher reported margins. We expect this robust demand for ammunition and outdoor products to continue and lead to further deleveraging of Vista’s balance sheet. Buys of Goodyear and Vista Outdoor, in addition to other opportunities we found in the sector, helped increase our consumer discretionary exposure on absolute and relative bases, which represented the largest sector positioning change.

Our process continuously leads us to reduce or eliminate positions that have reached fair value, been acquired, have invalidated our investment case, or are replaced for a better risk-adjusted opportunity. Several larger positions reached the upper end of our valuation

2	ClearBridge Small Cap Fund 2021 Annual Report

distribution during the period, including automotive retailer Lithia Motors and Itron, whose technology aids in energy and water resource management, were sold to fund new opportunities.

Performance review

For the twelve months ended October 31, 2021, Class C shares of ClearBridge Small Cap Fund, excluding sales charges, returned 52.56%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 50.80% for the same period. The Lipper Small-Cap Core Funds Category Averageiii returned 54.42% over the same time frame.

Performance Snapshot as of October 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Fund:
Class A	1.60%	53.75%
Class C	1.21%	52.56%
Class FI	1.55%	53.61%
Class R	1.39%	53.16%
Class I	1.73%	54.10%
Class IS	1.79%	54.29%
Russell 2000 Index	1.85%	50.80%
Lipper Small-Cap Core Funds Category Average	2.56%	54.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2021, as supplemented May 21, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.18%, 1.94%, 1.28%, 1.59%, 0.98% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.07% for Class A shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense

ClearBridge Small Cap Fund 2021 Annual Report	3

Fund overview (cont’d)

limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. The management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal period in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Overall stock selection and sector allocation contributed to relative returns. In particular, stock selection in the health care, materials, information technology (IT) and consumer discretionary sectors contributed to relative performance. Overweight allocations to the communication services and energy sectors and underweight allocations to the health care and utilities sectors also contributed positively to returns. In terms of individual securities, Luminar Technologies, Gray Television, Everi Holdings, Textainer Group and MP Materials were the top contributors to absolute returns.

Q. What were the leading detractors from performance?

A. Stock selection in the financials, energy, communication services, consumer staples and real estate sectors was detrimental. At the security level, Metromile, Real Matters, SOC Telemed, Advantage Solutions and Honest detracted the most from returns.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made a number of changes to the Fund’s composition this year, with notable initiated positions including Olin in the materials sector, NCR in the IT sector, Goodyear Tire & Rubber and Vista Outdoor in the consumer discretionary sector and Primoris Services in the industrials sector. Among the securities we sold, the largest were Itron and Tower Semiconductor in the IT sector, Lithia Motors in the consumer discretionary sector, Sanderson Farms in the consumer staples sector and QuinStreet in the communication services sector.

4	ClearBridge Small Cap Fund 2021 Annual Report

Thank you for your investment in ClearBridge Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Albert Grosman

Portfolio Manager

ClearBridge Investments, LLC

Brian Lund, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 18, 2021

RISKS: Equity securities are subject to market and price fluctuations. Small-cap stocks involve greater risks and volatility than mid- and large-cap stocks. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging markets countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Wintrust Financial (2.1%), Washington Federal (1.8%), Gray Television (1.8%), Century Communities (1.8%), Textainer Group Holdings (1.8%), Murphy USA (1.7%), Olin (1.6%), Black Hills (1.6%), CommVault Systems (1.6%) and R1 RCM (1.5%). Please refer to pages 12 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2021 were: financials (17.9%), industrials (15.9%), consumer discretionary (15.9%),

ClearBridge Small Cap Fund 2021 Annual Report	5

Fund overview (cont’d)

health care (12.6%) and information technology (11.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 844 funds for the six-month period and among the 834 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge Small Cap Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2021 and October 31, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Small Cap Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2021 and held for the six months ended October 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back- end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.60%	$1,000.00	$1,016.00	1.06%	$5.39	Class A	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class C	1.21	1,000.00	1,012.10	1.82	9.23	Class C	5.00	1,000.00	1,016.03	1.82	9.25
Class FI	1.55	1,000.00	1,015.50	1.19	6.05	Class FI	5.00	1,000.00	1,019.21	1.19	6.06
Class R	1.39	1,000.00	1,013.90	1.48	7.51	Class R	5.00	1,000.00	1,017.74	1.48	7.53
Class I	1.73	1,000.00	1,017.30	0.84	4.27	Class I	5.00	1,000.00	1,020.97	0.84	4.28
Class IS	1.79	1,000.00	1,017.90	0.72	3.66	Class IS	5.00	1,000.00	1,021.58	0.72	3.67

8	ClearBridge Small Cap Fund 2021 Annual Report

[1]	For the six months ended October 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Small Cap Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/21	53.75%	52.56%	53.61%	53.16%	54.10%	54.29%
Five Years Ended 10/31/21	13.29	12.45	13.15	12.90	13.54	N/A
Ten Years Ended 10/31/21	13.11	12.25	12.93	12.66	13.36	N/A
Inception* through 10/31/21	—	—	—	—	—	12.14

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/21	44.91%	51.56%	53.61%	53.16%	54.10%	54.29%
Five Years Ended 10/31/21	11.95	12.45	13.15	12.90	13.54	N/A
Ten Years Ended 10/31/21	12.44	12.25	12.93	12.66	13.36	N/A
Inception* through 10/31/21	—	—	—	—	—	12.14

Cumulative total returns
Without sales charges[1]
Class A (10/31/11 through 10/31/21)	242.68%
Class C (10/31/11 through 10/31/21)	217.55
Class FI (10/31/11 through 10/31/21)	237.47
Class R (10/31/11 through 10/31/21)	229.52
Class I (10/31/11 through 10/31/21)	250.49
Class IS (Inception date of 9/8/17 through 10/31/21)	60.77

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, December 30, 1985, July 30, 2004, December 28, 2006, December 1, 1994 and September 8, 2017, respectively.

10	ClearBridge Small Cap Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge Small Cap Fund vs. Russell 2000 Index† — October 2011 - October 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge Small Cap Fund on October 31, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Index. The Russell 2000 Index (the “Index”) measures the performance of the small-cap segment of the U.S. equity market. This Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Small Cap Fund 2021 Annual Report	11

Schedule of investments

October 31, 2021

ClearBridge Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.2%
Communication Services — 3.6%
Diversified Telecommunication Services — 1.0%
Anterix Inc.	180,836	$11,591,588	*
Media — 2.6%
Advantage Solutions Inc.	107,500	918,050	*
Gray Television Inc.	925,648	21,697,189
Integral Ad Science Holding Corp.	377,800	9,282,546	*
Total Media		31,897,785
Total Communication Services		43,489,373
Consumer Discretionary — 15.9%
Auto Components — 2.5%
Goodyear Tire & Rubber Co.	805,405	15,399,343	*
Visteon Corp.	129,898	14,701,856	*
Total Auto Components		30,101,199
Diversified Consumer Services — 2.7%
2U Inc.	379,335	11,205,556	*
Frontdoor Inc.	237,610	8,858,101	*
Stride Inc.	347,662	12,342,001	*
Total Diversified Consumer Services		32,405,658
Hotels, Restaurants & Leisure — 1.8%
Bloomin’ Brands Inc.	496,749	10,739,713	*
Everi Holdings Inc.	437,415	10,497,960	*
Total Hotels, Restaurants & Leisure		21,237,673
Household Durables — 1.8%
Century Communities Inc.	319,457	21,422,786
Internet & Direct Marketing Retail — 1.2%
1stdibs.com Inc.	414,401	7,102,833	*
ThredUp Inc., Class A Shares	337,779	7,309,538	*
Total Internet & Direct Marketing Retail		14,412,371
Leisure Products — 2.5%
Solo Brands Inc., Class A Shares	727,430	13,355,615	*
Vista Outdoor Inc.	387,699	16,221,326	*
Total Leisure Products		29,576,941
Specialty Retail — 3.4%
Murphy USA Inc.	124,925	20,356,529
Petco Health & Wellness Co. Inc.	451,590	11,167,821	*
Urban Outfitters Inc.	315,210	10,064,655	*
Total Specialty Retail		41,589,005
Total Consumer Discretionary		190,745,633

See Notes to Financial Statements.

12	ClearBridge Small Cap Fund 2021 Annual Report

ClearBridge Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Staples — 3.1%
Food & Staples Retailing — 1.1%
Sprouts Farmers Market Inc.	625,903	$13,857,492	*
Food Products — 1.6%
Sovos Brands Inc.	549,000	8,871,840	*
Utz Brands Inc.	636,742	9,926,808
Total Food Products		18,798,648
Personal Products — 0.4%
Honest Co. Inc.	537,392	4,917,137	*
Total Consumer Staples		37,573,277
Energy — 4.8%
Energy Equipment & Services — 0.7%
Helmerich & Payne Inc.	288,611	8,958,485
Oil, Gas & Consumable Fuels — 4.1%
Brigham Minerals Inc., Class A Shares	617,179	14,306,209
CNX Resources Corp.	815,122	11,908,933	*
International Seaways Inc.	710,802	12,474,575
Magnolia Oil & Gas Corp., Class A	482,200	10,068,336
Total Oil, Gas & Consumable Fuels		48,758,053
Total Energy		57,716,538
Financials — 17.9%
Banks — 6.5%
Bank OZK	368,687	16,469,248
Cadence Bank	448,157	13,005,510
First Interstate BancSystem Inc., Class A Shares	246,117	10,231,084
WesBanco Inc.	381,602	13,268,302
Wintrust Financial Corp.	282,921	25,038,509
Total Banks		78,012,653
Capital Markets — 2.5%
ACIES Acquisition Corp.	1,120,800	4,819,440	*(a)
Conx Corp.	688,322	6,989,910	*
Conyers Park II Acquisition Corp.	1,279,975	10,930,986	*(a)
Deerfield Healthcare Technology Acquisitions Corp.	752,440	6,975,119	*(a)
Total Capital Markets		29,715,455
Consumer Finance — 3.1%
Encore Capital Group Inc.	315,246	17,029,589	*
Oportun Financial Corp.	420,773	9,774,557	*
PROG Holdings Inc.	272,510	11,023,029
Total Consumer Finance		37,827,175
Diversified Financial Services — 0.5%
East Resources Acquisition Co.	639,551	6,549,002	*

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2021 Annual Report	13

Schedule of investments (cont’d)

October 31, 2021

ClearBridge Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — 2.6%
Assured Guaranty Ltd.	301,936	$16,781,603
BRP Group Inc., Class A Shares	399,612	14,585,838	*
Total Insurance		31,367,441
Thrifts & Mortgage Finance — 2.7%
NMI Holdings Inc., Class A Shares	423,591	10,284,789	*
Washington Federal Inc.	618,674	21,876,313
Total Thrifts & Mortgage Finance		32,161,102
Total Financials		215,632,828
Health Care — 12.6%
Biotechnology — 1.2%
Amarin Corp. PLC, ADR	2,899,059	13,828,511	*
Health Care Equipment & Supplies — 1.5%
Lantheus Holdings Inc.	462,428	10,816,191	*
Quotient Ltd.	2,588,301	6,548,401	*
Total Health Care Equipment & Supplies		17,364,592
Health Care Providers & Services — 4.8%
Acadia Healthcare Co. Inc.	268,244	16,631,128	*
Covetrus Inc.	458,577	9,258,670	*
HealthEquity Inc.	203,215	13,448,769	*
R1 RCM Inc.	848,989	18,423,061	*
Total Health Care Providers & Services		57,761,628
Health Care Technology — 2.2%
Health Catalyst Inc.	187,473	9,868,579	*
Omnicell Inc.	94,707	16,872,052	*
Total Health Care Technology		26,740,631
Life Sciences Tools & Services — 1.2%
Syneos Health Inc.	153,323	14,311,169	*
Pharmaceuticals — 1.7%
Aerie Pharmaceuticals Inc.	655,708	6,970,176	*
Intra-Cellular Therapies Inc.	325,145	14,003,995	*
Total Pharmaceuticals		20,974,171
Total Health Care		150,980,702
Industrials — 15.9%
Airlines — 0.9%
SkyWest Inc.	266,411	11,463,665	*
Building Products — 1.2%
Masonite International Corp.	124,639	14,957,926	*
Construction & Engineering — 1.3%
Primoris Services Corp.	577,674	15,568,314

See Notes to Financial Statements.

14	ClearBridge Small Cap Fund 2021 Annual Report

ClearBridge Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Electrical Equipment — 1.7%
EnerSys	148,277	$11,868,091
Shoals Technologies Group Inc., Class A Shares	279,254	8,654,082	*
Total Electrical Equipment		20,522,173
Machinery — 2.1%
EnPro Industries Inc.	131,864	11,822,927
Hillman Solutions Corp.	1,219,293	13,375,644	*
Total Machinery		25,198,571
Professional Services — 3.0%
ICF International Inc.	144,754	14,546,329
Korn Ferry	189,740	14,649,825
Sterling Check Corp.	307,750	6,601,238	*
Total Professional Services		35,797,392
Road & Rail — 0.8%
Marten Transport Ltd.	594,642	9,888,897
Trading Companies & Distributors — 4.9%
GATX Corp.	123,342	11,698,989
Nesco Holdings Inc.	1,407,338	12,736,409	*(a)
Rush Enterprises Inc., Class A Shares	242,431	12,625,806
Textainer Group Holdings Ltd.	543,717	21,362,641	*
Total Trading Companies & Distributors		58,423,845
Total Industrials		191,820,783
Information Technology — 11.4%
Electronic Equipment, Instruments & Components — 1.7%
Advanced Energy Industries Inc.	127,804	11,734,963
nLight Inc.	293,533	8,254,148	*
Total Electronic Equipment, Instruments & Components		19,989,111
IT Services — 2.7%
CSG Systems International Inc.	230,311	11,527,066
Switch Inc., Class A Shares	564,401	14,268,057
Thoughtworks Holding Inc.	246,626	7,125,025	*
Total IT Services		32,920,148
Semiconductors & Semiconductor Equipment — 2.3%
Semtech Corp.	172,509	14,668,440	*
SMART Global Holdings Inc.	254,325	13,596,215	*
Total Semiconductors & Semiconductor Equipment		28,264,655
Software — 4.7%
CommVault Systems Inc.	308,738	18,987,387	*
NCR Corp.	411,288	16,262,328	*

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2021 Annual Report	15

Schedule of investments (cont’d)

October 31, 2021

ClearBridge Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — continued
Rapid7 Inc.	92,422	$11,899,332	*
WalkMe Ltd.	370,085	9,385,356	*
Total Software		56,534,403
Total Information Technology		137,708,317
Materials — 5.6%
Chemicals — 2.9%
Avient Corp.	282,244	15,207,307
Olin Corp.	347,858	19,820,949
Total Chemicals		35,028,256
Metals & Mining — 2.7%
Commercial Metals Co.	432,050	13,903,369
Constellium SE	548,230	10,092,914	*
MP Materials Corp.	248,375	8,407,494	*
Total Metals & Mining		32,403,777
Total Materials		67,432,033
Real Estate — 4.9%
Equity Real Estate Investment Trusts (REITs) — 4.5%
Kite Realty Group Trust	632,226	12,834,188
Lexington Realty Trust	1,188,569	17,317,450
Physicians Realty Trust	708,996	13,478,014
RLJ Lodging Trust	710,423	10,244,300
Total Equity Real Estate Investment Trusts (REITs)		53,873,952
Real Estate Management & Development — 0.4%
Real Matters Inc.	659,321	4,821,311	*
Total Real Estate		58,695,263
Utilities — 2.5%
Electric Utilities — 0.9%
Portland General Electric Co.	219,473	10,822,213
Multi-Utilities — 1.6%
Black Hills Corp.	296,092	19,654,587
Total Utilities		30,476,800
Total Investments before Short-Term Investments (Cost — $865,905,371)		1,182,271,547

See Notes to Financial Statements.

16	ClearBridge Small Cap Fund 2021 Annual Report

ClearBridge Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 3.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	28,847,622	$28,847,622
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	7,211,905	7,211,905	(b)
Total Short-Term Investments (Cost — $36,059,527)			36,059,527
Total Investments — 101.2% (Cost — $901,964,898)			1,218,331,074
Liabilities in Excess of Other Assets — (1.2)%			(14,295,448)
Total Net Assets — 100.0%			$1,204,035,626

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2021, the total market value of investments in Affiliated Companies was $7,211,905 and the cost was $7,211,905 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2021 Annual Report	17

Statement of assets and liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $894,752,993)	$1,211,119,169
Investments in affiliated securities, at value (Cost — $7,211,905)	7,211,905
Receivable for Fund shares sold	590,094
Dividends and interest receivable	60,627
Other assets	10,303
Prepaid expenses	36,704
Total Assets	1,219,028,802

Liabilities:
Payable for securities purchased	13,108,665
Payable for Fund shares repurchased	705,107
Investment management fee payable	692,964
Service and/or distribution fees payable	138,651
Trustees’ fees payable	2,865
Accrued expenses	344,924
Total Liabilities	14,993,176
Total Net Assets	$1,204,035,626

Net Assets:
Par value (Note 7)	$190
Paid-in capital in excess of par value	759,955,525
Total distributable earnings (loss)	444,079,911
Total Net Assets	$1,204,035,626

See Notes to Financial Statements.

18	ClearBridge Small Cap Fund 2021 Annual Report

Net Assets:
Class A	$506,709,119
Class C	$34,348,903
Class FI	$3,426,910
Class R	$5,720,187
Class I	$516,965,812
Class IS	$136,864,695

Shares Outstanding:
Class A	10,007,300
Class C	735,976
Class FI	45,136
Class R	77,827
Class I	6,421,291
Class IS	1,694,896

Net Asset Value:
Class A (and redemption price)	$50.63
Class C*	$46.67
Class FI (and redemption price)	$75.92
Class R (and redemption price)	$73.50
Class I (and redemption price)	$80.51
Class IS (and redemption price)	$80.75
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$53.72

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2021 Annual Report	19

Statement of operations

For the Year Ended October 31, 2021

Investment Income:
Dividends	$12,299,274
Interest from unaffiliated investments	1,498
Interest from affiliated investments	626
Total Investment Income	12,301,398

Expenses:
Investment management fee (Note 2)	8,640,821
Service and/or distribution fees (Notes 2 and 5)	1,654,930
Transfer agent fees (Note 5)	1,130,187
Trustees’ fees	140,834
Registration fees	128,986
Fund accounting fees	79,336
Legal fees	77,637
Audit and tax fees	48,373
Shareholder reports	20,938
Insurance	11,328
Custody fees	7,854
Miscellaneous expenses	11,068
Total Expenses	11,952,292
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(224,193)
Net Expenses	11,728,099
Net Investment Income	573,299

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1, 3 and 9):
Net Realized Gain From:
Investment transactions in unaffiliated securities	263,077,770
Foreign currency transactions	2,166
Net Realized Gain	263,079,936
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	232,794,964
Net Gain on Investments and Foreign Currency Transactions	495,874,900
Increase in Net Assets From Operations	$496,448,199

See Notes to Financial Statements.

20	ClearBridge Small Cap Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2021	2020

Operations:
Net investment income	$573,299	$5,471,171
Net realized gain (loss)	263,079,936	(87,794,996)
Change in net unrealized appreciation (depreciation)	232,794,964	(49,598,105)
Increase (Decrease) in Net Assets From Operations	496,448,199	(131,921,930)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(5,100,004)	(45,772,332)
Decrease in Net Assets From Distributions to Shareholders	(5,100,004)	(45,772,332)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	348,437,223	363,081,546
Reinvestment of distributions	4,408,396	39,832,148
Cost of shares repurchased	(487,915,431)	(470,473,465)
Shares redeemed in-kind (Note 9)	(125,668,968)	—
Decrease in Net Assets From Fund Share Transactions	(260,738,780)	(67,559,771)
Increase (Decrease) in Net Assets	230,609,415	(245,254,033)

Net Assets:
Beginning of year	973,426,211	1,218,680,244
End of year	$1,204,035,626	$973,426,211

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2021 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$33.09	$38.90	$41.95	$42.96	$35.05

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.14	0.16	0.01	0.02
Net realized and unrealized gain (loss)	17.78	(4.14)	1.04	1.59	9.14
Total income (loss) from operations	17.76	(4.00)	1.20	1.60	9.16

Less distributions from:
Net investment income	(0.22)	(0.20)	—	—	—
Net realized gains	—	(1.61)	(4.25)	(2.61)	(1.25)
Total distributions	(0.22)	(1.81)	(4.25)	(2.61)	(1.25)

Net asset value, end of year	$50.63	$33.09	$38.90	$41.95	$42.96
Total return[2]	53.75%	(11.00)%	3.52%	4.10%	26.51%

Net assets, end of year (millions)	$507	$294	$375	$126	$139

Ratios to average net assets:
Gross expenses	1.08%	1.09%	1.10%	1.11%	1.09%
Net expenses[3,4]	1.06	1.07	1.08	1.09	1.07
Net investment income (loss)	(0.05)	0.41	0.41	0.03	0.06

Portfolio turnover rate	42%[5]	49%	38%	48%	47%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.07%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge Small Cap Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$30.58	$36.16	$39.54	$40.92	$33.69

Income (loss) from operations:
Net investment loss	(0.36)	(0.10)	(0.12)	(0.27)	(0.23)
Net realized and unrealized gain (loss)	16.45	(3.87)	0.99	1.50	8.71
Total income (loss) from operations	16.09	(3.97)	0.87	1.23	8.48

Less distributions from:
Net realized gains	—	(1.61)	(4.25)	(2.61)	(1.25)
Total distributions	—	(1.61)	(4.25)	(2.61)	(1.25)

Net asset value, end of year	$46.67	$30.58	$36.16	$39.54	$40.92
Total return[2]	52.56%	(11.66)%	2.83%	3.36%	25.54%

Net assets, end of year (000s)	$34,349	$38,124	$76,816	$386,146	$441,601

Ratios to average net assets:
Gross expenses	1.84%	1.85%	1.81%	1.82%	1.84%
Net expenses[3,4]	1.82	1.83	1.79	1.80	1.82
Net investment loss	(0.83)	(0.32)	(0.34)	(0.68)	(0.61)

Portfolio turnover rate	42%[5]	49%	38%	48%	47%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2021 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$49.48	$57.24	$59.73	$60.11	$48.70

Income (loss) from operations:
Net investment income (loss)	(0.13)	0.17	0.15	(0.06)	0.07
Net realized and unrealized gain (loss)	26.65	(6.27)	1.61	2.29	12.59
Total income (loss) from operations	26.52	(6.10)	1.76	2.23	12.66

Less distributions from:
Net investment income	(0.08)	(0.05)	—	—	—
Net realized gains	—	(1.61)	(4.25)	(2.61)	(1.25)
Total distributions	(0.08)	(1.66)	(4.25)	(2.61)	(1.25)

Net asset value, end of year	$75.92	$49.48	$57.24	$59.73	$60.11
Total return[2]	53.61%	(11.10)%	3.40%	3.98%	26.29%

Net assets, end of year (000s)	$3,427	$2,162	$3,707	$3,649	$3,756

Ratios to average net assets:
Gross expenses	1.18%	1.19%	1.21%	1.24%	1.19%
Net expenses[3,4]	1.17	1.17	1.19	1.22	1.17
Net investment income (loss)	(0.18)	0.33	0.27	(0.11)	0.13

Portfolio turnover rate	42%[5]	49%	38%	48%	47%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge Small Cap Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$47.98	$55.68	$58.35	$58.89	$47.74

Income (loss) from operations:
Net investment income (loss)	(0.31)	0.00 [2]	0.02	(0.17)	(0.08)
Net realized and unrealized gain (loss)	25.83	(6.09)	1.56	2.24	12.48
Total income (loss) from operations	25.52	(6.09)	1.58	2.07	12.40

Less distributions from:
Net realized gains	—	(1.61)	(4.25)	(2.61)	(1.25)
Total distributions	—	(1.61)	(4.25)	(2.61)	(1.25)

Net asset value, end of year	$73.50	$47.98	$55.68	$58.35	$58.89
Total return[3]	53.16%	(11.38)%	3.16%	3.80%	26.23%

Net assets, end of year (000s)	$5,720	$5,035	$7,200	$7,745	$5,920

Ratios to average net assets:
Gross expenses	1.47%	1.50%	1.46%	1.43%	1.46%
Net expenses[4,5]	1.45	1.48	1.44	1.41	1.28
Net investment income (loss)	(0.46)	0.01	0.04	(0.30)	(0.14)

Portfolio turnover rate	42%[6]	49%	38%	48%	47%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2021 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$52.43	$60.56	$62.73	$62.77	$50.60

Income (loss) from operations:
Net investment income	0.11	0.33	0.38	0.17	0.18
Net realized and unrealized gain (loss)	28.22	(6.61)	1.70	2.40	13.24
Total income (loss) from operations	28.33	(6.28)	2.08	2.57	13.42

Less distributions from:
Net investment income	(0.25)	(0.24)	—	—	—
Net realized gains	—	(1.61)	(4.25)	(2.61)	(1.25)
Total distributions	(0.25)	(1.85)	(4.25)	(2.61)	(1.25)

Net asset value, end of year	$80.51	$52.43	$60.56	$62.73	$62.77
Total return[2]	54.10%	(10.83)%	3.77%	4.36%	26.79%

Net assets, end of year (millions)	$517	$390	$490	$316	$224

Ratios to average net assets:
Gross expenses	0.86%	0.89%	0.87%	0.86%	0.87%
Net expenses[3,4]	0.84	0.87	0.85	0.84	0.85
Net investment income	0.15	0.62	0.63	0.26	0.31

Portfolio turnover rate	42%[5]	49%	38%	48%	47%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	ClearBridge Small Cap Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2021	2020	2019	2018	2017[2]

Net asset value, beginning of year	$52.60	$60.71	$62.82	$62.78	$58.39

Income (loss) from operations:
Net investment income	0.19	0.39	0.44	0.24	0.01
Net realized and unrealized gain (loss)	28.30	(6.59)	1.70	2.41	4.38
Total income (loss) from operations	28.49	(6.20)	2.14	2.65	4.39

Less distributions from:
Net investment income	(0.34)	(0.30)	—	—	—
Net realized gains	—	(1.61)	(4.25)	(2.61)	—
Total distributions	(0.34)	(1.91)	(4.25)	(2.61)	—

Net asset value, end of year	$80.75	$52.60	$60.71	$62.82	$62.78
Total return[3]	54.29%	(10.71)%	3.86%	4.50%	7.52%

Net assets, end of year (millions)	$137	$192	$223	$212	$217

Ratios to average net assets:
Gross expenses	0.74%	0.76%	0.75%	0.75%	0.81%[4]
Net expenses[5,6]	0.72	0.74	0.73	0.73	0.79 [4]
Net investment income	0.26	0.72	0.74	0.38	0.17 [4]

Portfolio turnover rate	42%[7]	49%	38%	48%	47%[7,8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 8, 2017 (inception date) to October 31, 2017.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Excludes securities delivered as a result of a redemption in-kind.

[8]	For the year ended October 31, 2017.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2021 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Fund (the “Fund”)is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the

28	ClearBridge Small Cap Fund 2021 Annual Report

effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Small Cap Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Financials	$179,368,371	$36,264,457	—	$215,632,828
Industrials	179,084,374	12,736,409	—	191,820,783
Other Common Stocks	774,817,936	—	—	774,817,936
Total Long-Term Investments	1,133,270,681	49,000,866	—	1,182,271,547
Short-Term Investments†	36,059,527	—	—	36,059,527
Total Investments	$1,169,330,208	$49,000,866	—	$1,218,331,074

†	See Schedule of Investments for additional detailed categorizations.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

30	ClearBridge Small Cap Fund 2021 Annual Report

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

ClearBridge Small Cap Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(40,451,415)	$40,451,415

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge Investments, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company, LLC (“Western Asset”) manages

32	ClearBridge Small Cap Fund 2021 Annual Report

the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual management fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund and provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to it by ClearBridge. ClearBridge, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

The Fund’s agreement with ClearBridge provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent trustees. These expense reimbursements are not subject to recapture.

As a result of an expense limitation arrangement between the Fund and ClearBridge, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.07%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2021, fees waived and/or expenses reimbursed amounted to $224,193, which included an affiliated money market fund waiver of $839.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any

ClearBridge Small Cap Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

Class A
Expires October 31, 2024	$34,522

For the year ended October 31, 2021, ClearBridge did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

There was a maximum initial sales charge of 5.75% for Class A2 shares. In certain cases, Class A2 shares had a 1.00% CDSC, which applied if redemption occurred within 18 months from purchase payment. This CDSC only applied to those purchases of Class A2 shares, which when combined with holdings of other shares of Legg Mason funds, equaled or exceeded $1,000,000 in aggregate. Those purchases did not incur an initial sales charge.

For the year ended October 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class A2†	Class C
Sales charges	$40,161	$69,904	—
CDSCs	56	2	$1,493

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

34	ClearBridge Small Cap Fund 2021 Annual Report

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended October 31, 2021, such purchase and sale transactions were $514,875 and $0, respectively.

3. Investments

During the year ended October 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$503,532,789
Sales	664,062,101	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $117,766,587 (Note 9).

At October 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$908,770,141	$356,580,710	$(47,019,777)	$309,560,933

4. Derivative instruments and hedging activities

During the year ended October 31, 2021, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge Small Cap Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

For the year ended October 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$1,074,369	†	$381,598
Class A2††	122,697		97,909
Class C	416,920	†	42,538
Class FI	8,303		6,392
Class R	32,641		14,996
Class I	—		585,780
Class IS	—		974
Total	$1,654,930		$1,130,187

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2021, the service and/or distribution fees reimbursed amounted to $422 and $513 for Class A and Class C shares, respectively.

††	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

For the year ended October 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$99,063
Class A2†	7,306
Class C	6,883
Class FI	517
Class R	979
Class I	73,545
Class IS	35,900
Total	$224,193

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Investment Income:
Class A	$1,910,659	$1,966,457
Class A2†	290,408	162,372
Class FI	3,434	3,541
Class I	1,693,706	2,103,900
Class IS	1,201,797	1,063,731
Total	$5,100,004	$5,300,001

36	ClearBridge Small Cap Fund 2021 Annual Report

	Year Ended October 31, 2021	Year Ended October 31, 2020

Net Realized Gains:
Class A	—	$15,455,679
Class A2†	—	1,863,381
Class C	—	3,316,680
Class FI	—	104,819
Class R	—	208,620
Class I	—	13,836,713
Class IS	—	5,686,439
Total	—	$40,472,331

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At October 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,357,903	$118,752,643	916,209	$31,833,425
Shares issued on reinvestment	43,333	1,827,775	423,632	16,760,889
Shares repurchased	(1,263,975)	(58,579,481)	(2,099,432)	(69,888,148)
Net increase (decrease)	1,137,261	$62,000,937	(759,591)	$(21,293,834)

Class A2†
Shares sold	309,465	$14,025,217	657,806	$21,634,711
Shares issued on reinvestment	6,968	290,408	51,932	2,025,753
Shares repurchased	(1,915,501)	(96,790,372)	(229,244)	(7,499,322)
Net increase (decrease)	(1,599,068)	$(82,474,747)	480,494	$16,161,142

Class C
Shares sold	66,019	$2,879,687	128,291	$4,192,023
Shares issued on reinvestment	—	—	86,728	3,169,823
Shares repurchased	(576,728)	(24,663,904)	(1,092,647)	(34,858,322)
Net decrease	(510,709)	$(21,784,217)	(877,628)	$(27,496,476)

ClearBridge Small Cap Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class FI
Shares sold	25,030	$1,787,536	19,987	$1,072,173
Shares issued on reinvestment	54	3,434	1,841	108,360
Shares repurchased	(23,636)	(1,710,421)	(42,899)	(2,236,142)
Net increase (decrease)	1,448	$80,549	(21,071)	$(1,055,609)

Class R
Shares sold	20,656	$1,368,709	23,347	$1,163,315
Shares issued on reinvestment	—	—	3,504	200,113
Shares repurchased	(47,755)	(3,346,839)	(51,238)	(2,423,673)
Net decrease	(27,099)	$(1,978,130)	(24,387)	$(1,060,245)

Class I
Shares sold	2,408,067	$175,082,080	4,676,023	$240,632,145
Shares issued on reinvestment	17,801	1,191,591	173,162	10,823,833
Shares repurchased	(3,439,694)	(244,271,943)	(5,506,583)	(272,923,767)
Net decrease	(1,013,826)	$(67,998,272)	(657,398)	$(21,467,789)

Class IS
Shares sold	460,267	$34,541,351	1,450,989	$62,553,754
Shares issued on reinvestment	16,329	1,095,188	107,464	6,743,377
Shares repurchased	(805,173)	(58,552,471)	(1,575,616)	(80,644,091)
Shares redeemed in-kind	(1,636,102)	(125,668,968)	—	—
Net decrease	(1,964,679)	$(148,584,900)	(17,163)	$(11,346,960)

†

On June 24, 2021, the Fund converted 1,763,497 Class A2 shares into 1,741,321 Class A shares, valued at $90,008,863. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2021. The following transactions were effected in such company for the year ended October 31, 2021.

	Affiliate Value at October 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$1,111,678	$79,942,054	79,942,054	$73,841,827	73,841,827

38	ClearBridge Small Cap Fund 2021 Annual Report

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$626	—	$7,211,905

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended October 31, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $125,668,968. The net realized gain on these redemptions in-kind amounted to $42,028,301, which was not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$5,100,004	$10,947,655
Net long-term capital gains	—	34,824,677
Total distributions paid	$5,100,004	$45,772,332

As of October 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$71,425,146
Undistributed long-term capital gains — net	63,147,763
Total undistributed earnings	$134,572,909
Other book/tax temporary differences(a)	(53,932)
Unrealized appreciation (depreciation)(b)	309,560,934
Total distributable earnings (loss) — net	$444,079,911

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from

ClearBridge Small Cap Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

40	ClearBridge Small Cap Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of ClearBridge Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Small Cap Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Small Cap Fund 2021 Annual Report	41

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust.

Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	11,915,712,078	203,516,727
Andrew L. Breech	11,923,087,811	196,140,993
Althea L. Duersten	11,972,830,693	146,398,111
Stephen R. Gross	11,919,258,594	199,970,210
Susan M. Heilbron	11,970,320,096	148,908,708
Howard J. Johnson	11,919,503,553	199,725,251
Arnold L. Lehman	11,920,774,188	198,454,617
Robin J.W. Masters	11,971,843,764	147,385,040
Jerome H. Miller	11,919,153,082	200,075,722
Ken Miller	11,922,645,083	196,583,722
G. Peter O’Brien	11,919,113,936	200,114,868
Thomas F. Schlafly	11,917,628,123	201,600,682
Jane Trust	11,985,902,999	133,325,805

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

42	ClearBridge Small Cap Fund

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

ClearBridge Small Cap Fund	43

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

44	ClearBridge Small Cap Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

ClearBridge Small Cap Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

46	ClearBridge Small Cap Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000

Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1982

Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

ClearBridge Small Cap Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

48	ClearBridge Small Cap Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

ClearBridge Small Cap Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

50	ClearBridge Small Cap Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Small Cap Fund	51

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2021:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$11,459,455
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$11,460,616
Qualified Business Income Dividends Earned		§199A	$1,386,802
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$1,429,788

52	ClearBridge Small Cap Fund

ClearBridge

Small Cap Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

Investment manager/adviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Small Cap Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a" need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMF-285/A 12/21 SR21-4292

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2020 and October 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,329 in October 31, 2020 and $200,329 in October 31, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2020 and $0 in October 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2020 and $52,000 in October 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2020 and $0 in October 31, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2020 and October 31, 2021; Tax Fees were 100% and 100% for October 31, 2020 and October 31, 2021; and Other Fees were 100% and 100% for October 31, 2020 and October 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $888,953 in October 31, 2020 and $855,080 in October 31, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 23, 2021